KemPharm

Canaccord Genuity 36th Annual Growth Conference

August 11, 2016

Cautionary Note Regarding Presentation Information

This presentation contains forward-looking statements, including statements about our plans to develop and commercialize our product candidates, our planned clinical trials for our prodrug product candidates, the timing of and our ability to obtain and maintain regulatory approvals for our product candidates, including expectations about our ability to use the 505(b)(2) pathway and expedited FDA review, the clinical utility of our product candidates and our intellectual property position. These statements involve substantial known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. The forward-looking statements in this presentation represent our views as of the date of this presentation. These and other risks concerning our business are described in additional detail in our Quarterly Report on Form 10-Q filed with the SEC on May 13, 2016 and our other Periodic and Current Reports filed with the SEC. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Further, the information contained in this presentation speaks only as the date hereof. While we may elect to update the information in this presentation in the future, we disclaim any obligation to do so except to the extent required by applicable law.

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

KemPharm Overview

- Specialty pharmaceutical company discovering and developing novel **prodrugs**
- Leverage **LAT Discovery Platform** to improve the attributes of approved drugs in large markets
  - **505(b)(2) pathway** reduces risk and expense
  - **Composition-of-matter** patent protection
- Pipeline of **product candidates** in pain, ADHD and CNS

Ligand Activated Therapy (LAT) Discovery Platform


LAT
Approved Drug with Sub-Optimal Properties
Ligand
LAT
Prodrug with Improved Attributes
LAT
Cleaved Drug through Human Metabolic Process

1) Select FDA-approved and widely prescribed drug for improvement

2) Chemically modify using a ligand to create a prodrug
    - Ligands – GRAS or demonstrated to be safe
    - Prodrugs generate composition-based patents

3) Following ingestion, normal human metabolic processes cleave the ligand and release the active drug

- Proprietary to KemPharm and is **applicable across therapeutic areas**
- Amenable to **both immediate and extended release formulations**

Advancing Opioid Abuse-Deterrent Technology


No Tamper Resistance
Traditional Opioids
Many Formulation-Based Abuse-Deterrent Opioids
Crushing or Physical Manipulation
Extraction
KemPharm's Molecular Based Abuse-Deterrent Technology
Crushing or Physical Manipulation
Extraction
Chemical Hydrolysis
Neutralization and/or Isolation
Number and complexity of steps required to access abusable opioids
High Tamper Resistance

Recent Clinical Development & Regulatory Highlights

- Completed End of Review meeting with FDA for Apadaz™ following Complete Response Letter (CRL)
- Reported positive results from KP511 Phase 1 Proof-of-Concept Trial
- Announced plans to initiate KP511 human abuse liability program before year-end
- Completed key regulatory meetings with FDA for KP415 and KP201/IR

End of Review Meeting with FDA

- Primary goals for the End of Review meeting were to gain greater clarity into the issues identified by the FDA in the Apadaz NDA and to achieve a potential path forward for an Apadaz product label that could include abuse deterrence claims
- Discussed fundamental questions pertaining:
  - Hydrocodone-acetaminophen combination products
  - Abuse deterrence in relation to the broader immediate-release (IR) prescription opioid market
  - Published industry guidance from the FDA concerning the evaluation and labeling of abuse deterrent opioids
- Also reviewed proposed short duration “blister” packaging for Apadaz, which was put forth as part of the Amendment Request to the Apadaz NDA
  - Blister packaging intended to align with the CDC’s Guideline for Prescribing Opioids for Chronic Pain

Product Pipeline

Category	Product Candidate	Parent Drug	Feasibility	Phase 1	Phase 3	NDA	Next Milestone
PAIN	Apadaz™	Hydrocodone					Post End of Review Process
	KP511/ER	Hydromorphone					Phase 3 Initiation
	KP201/IR	Hydrocodone					IND Submission
	KP606/IR	Oxycodone					Preclinical Development
	KP746	Oxymorphone					Preclinical Development
ADHD	KP415	Methylphenidate (CR)					IND Submission
CNS	KP303	Quetiapine					Preclinical Development

Multiple Other Compounds in Pre-Discovery Stage

KP201/IR (APAP-free) Overview

Short-Term Treatment of Acute Pain

KP201/IR (APAP-free) Product Overview

- IR formulation of benzhydrocodone without APAP
- Potentially the first IR hydrocodone-related product without APAP in the U.S.
- An abuse-deterrent opioid that offers comparable efficacy to Vicodin, Norco and Lortab, but with the potential safety advantage of having no added APAP
  - According to the FDA, overdoses of APAP are the most common cause of drug-related liver injury
  - In 2011, the FDA limited the amount of APAP in prescription combination products and required warnings to be added to the labels of all APAP prescription products
- Molecular-Based Abuse-Deterrent Technology
- No generic equivalent product
- Composition-based patent expires in 2031
- Anticipated 505(b)(2) NDA submission with priority review

Intranasal Administration of Apadaz Prodrug Demonstrated Lower HC Release



Hydrocodone, Intranasal
Apadaz Prodrug, Intranasal
Mean ± SE Hydrocodone Concentration (ng/mL)
40
30
20
10
0
0
1
2
3
4
Time (hours)

Study A03: Intranasal HAP Study of APIs

Differences in Drug Liking Over Time Mirrored PK Findings in Study A03



Hydrocodone, Intranasal
Apadaz Prodrug, Intranasal
Mean Drug Liking
100
90
80
70
60
50
0
1
2
3
4
Time (hours)

Study A03: Intranasal HAP Study of APIs

KP511/ER Overview

Treatment of Severe Pain

KP511/ER Product Overview

- KP511/ER is an ER formulation of KP511, a prodrug of hydromorphone
- IR bioequivalent release of hydromorphone demonstrated clinically
- Potential valuable properties based on preclinical data
  - Significantly reduced IN and IV bioavailability (abuse deterrence)
  - Highly tamper resistant
  - Limited oral bioavailability at high doses (overdose protection)
- Composition-based patent expires in 2032
- Anticipated 505(b)(2) NDA submission with priority review

Hydromorphone ER Market

- ~$350 million dollar hydromorphone market in 2015
- ~3.2 million total prescriptions in 2015
- Prescription data suggests an increased writer base since a generic hydromorphone ER product was launched in Q2 2014
- Hydromorphone prescribers:
  - ~3,500 branded prescribers
  - ~140,000 generic prescribers
- The top 4 specialties make up >50% of the prescription base
  - Primarily: Pain, Anesthesiology and Rehab
- Exalgo, the only branded hydromorphone ER, does not have AD labeling

All market data is based on management estimates.

Clinical Study KP511.101 – Oral PK in Humans



4
3.5
3
2.5
2
1.5
1
0.5
0
HM Concentration (ng/mL)
0
0.5
1
1.5
2
2.5
3
3.5
4
Time (hours)
KP511, 8 mg
Dilaudid Oral Liquid, 4 mg

Note: Dilaudid Oral Liquid is an oral solution of hydromorphone hydrochloride at a concentration of 1 mg/mL.
KP511, 8 mg is the molar equivalent of Dilaudid Oral Liquid, 4 mg.

KP511/ER Reduced Abuse Potential

Intranasal PK Curves	Intravenous PK Curves



1,200
1,000
800
600
400
200
0
Hydromorphone Concentration [ng/mL]
HM (compiled)
KP511 (compiled)
0
0.2
0.4
0.6
0.8
1
Time [h]

- 2.0 mg/kg (hydromorphone eq.)
- Average data from 2 studies (N=10)
- %-AUC = 25%
- %-C_{max} = 22%



60
50
40
30
20
10
0
Hydromorphone Concentration [ng/mL]
HM
KP511
0
0.5
1
1.5
2
Time [h]

- 0.2 mg/kg (hydromorphone eq.)
- 1 study (N=5)
- %-AUC = 5%
- %-C_{max} = 6%

Note: HM refers to hydromorphone hydrochloride.
Studies conducted in rats.

KP511/ER Potential Oral Overdose Protection


AUC
3,500
3,000
2,500
2,000
1,500
1,000
500
0
AUC [h×ng/mL HM]
HM·HCl extrapolated
HM·HCl (HM)
KP511 (HM)
0 4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64
Dose [mg/kg HM]

Note: HM refers to hydromorphone hydrochloride.
Studies conducted in rats.

KP511/ER Clinical Update

- IND application accepted by the FDA in March 2016
- Positive results reported from Phase 1 proof-of-concept trial on June 26, 2016
  - Comparable hydromorphone exposure between 4 mg Dilaudid™ Oral Liquid and an equimolar 8 mg dose of KP511
- Planning to initiate a human abuse liability (HAL) studies assess tamper and extraction resistance, intranasal and intravenous abuse potential, and the potential to limit oral abuse and/or overdose
  - Initiation of intranasal HAL study expected by year-end 2016
- Also intend to investigate KP511's potential to improve or reduce opioid-induced constipation (OIC)

KP415 Overview

Treatment for ADHD

KP415 Product Overview

- Prodrug of methylphenidate
- Potential features and benefits
  - Controlled release methylphenidate
    - Time to maximum plasma concentration is approximately three times longer than IR methylphenidate
  - Reduced abuse potential
  - Suitable for more patient compliant dosage form
    - Highly water soluble
    - Oral thin film, orally dissolving tablet, liquid, chewable
- Composition-based patent expires in 2032, and potentially NCE eligible

ADHD and ER Methylphenidate Market

- >$15 billion ADHD market
- ADHD market prescriptions are growing at ~5% year-over-year
- Methylphenidate accounted for approximately 19.7 million TRx's and $4.2 billion in sales in 2015
- Many physician specialties have increased their prescribing of ADHD products
- Branded products are being pressured by patent expirations
  - Vyvanse is the branded market share leader and growing; loses patent exclusivity in 2023
  - Concerta, Adderall, Focalin are all large brands which are all off patent

All market data is based on management estimates.

KP415 Oral PK Profile in Rats

Oral PK Curves



100
90
80
70
60
50
40
30
20
10
0
MPH Concentration (ng/mL)
0
0.5
1
1.5
2
2.5
3
3.5
4
Time (h)
%-T_{max}
KP415
288%
Dexmethylphenidate HCl
100%

Note: MPH refers to dexmethylphenidate
Studies conducted in rats.

KP415 Reduced Abuse Potential

Intranasal PK Curves


2,500
2,000
1,500
1,000
500
0
Methylphenidate Concentration [ng/mL]
MPH·HCl
KP415
0
0.2
0.4
0.6
0.8
1
Time [h]

	%-AUC	%-C_{max}
KP415	7%	5%

Intravenous PK Curves


350
300
250
200
150
100
50
0
Methylphenidate Concentration [ng/mL]
MPH·HCl
KP415
0
0.5
1
1.5
2
Time [h]

	%-AUC	%-C_{max}
KP415	27%	25%

Note: MPH·HCl refers to methylphenidate hydrochloride.
Studies conducted in rats.

KP415 Clinical Update

- Completion of a Pre-Investigational New Drug (Pre-IND) review of KP415 announced on July 14, 2016
- KP415 IND expected to be filed during the second half of 2016
- Results expected from Phase 1 proof-of-concept trial by year-end 2016

KemPharm Expected Near-Term News Flow

Product	Event	Date
KP511 (API)	Intranasal HAL Study Data	2H 2016
KP415	IND Filing	2H 2016
KP415	Human POC	2H 2016
KP201/IR	IND Filing	2H 2016

Q2 2016 Financial Update

- Total cash and cash equivalents, restricted cash, marketable securities and long-term investments of $102.6M as of June 30, 2016
  - Represents a decrease of $8.4M from March 31, 2016
- Q2 2016 net income of $9.8M, or $0.59 per basic share, and ($0.58) net loss per diluted share vs. Q2 2015 net loss of ($29.7M), or ($2.45) per basic and diluted share
  - Net income for Q2 2016 driven by a $20.8M decrease in the fair value of the Company's derivative and warrant liability
- Operating loss for Q2 2016 were $9.3M vs. $6.0M for Q2 2015
  - Driven by an increase in R&D costs of $2.2M primarily related to activity for KP511 and KP415, and an increase in G&A costs of $1.1M due to an increase in headcount and commercial activities
- 14,646,982 common shares outstanding at June 30, 2016

KemPharm

For additional information please contact:

Joshua E. Drumm, Ph.D.
jdrumm@tiberend.com
212-375-2664